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                                   Exhibit 5
                              Form of Application
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PAINEWEBBER LIFE
APPLICATION FOR
VARIABLE ANNUITY

                                O W N E R S H I P


Name............................................................................

If an institution or trust, include the name of the person authorized to represent it.

Address ........................................................................

City............................................................................

State . . . . . . . . . . . . . . . . . . . . Zip . . . . . . . . . . .

Birth date: Mo[ ][ ] Day [ ][ ] Yr [ ][ ]
Sex: M [ ]  F [ ]

Taxpayer ID/
Soc. Sec # [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]

   JOINT OWNER: COMPLETE IF APPLICABLE.

   OWNERSHIP IS JOINT WITH THE RIGHT OF SURVIVORSHIP.

Name............................................................................

Birth date: Mo [ ][ ] Day [ ][ ] Yr [ ][ ]
Sex: M [ ]  F [ ]

Taxpayer ID/
Soc. Sec # [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]


                                A N N U I T A N T

                      Complete only if different from Owner

Name ...........................................................................

Address.........................................................................

City............................................................................

State . . . . . . . . . . . . . . . . .  Zip . . . . . . . . . . . . . . . . . .

Birth date: Mo [ ][ ] Day [ ][ ] Yr [ ][ ] Sex: M [ ]  F [ ]

Taxpayer ID/Soc. Sec # [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]


                              B E N E F I C I A R Y

Name............................................................................

Relationship....................................................................

Contingent Beneficiary..........................................................

Relationship....................................................................

If a trust is the beneficiary or contingent beneficiary, include the date established.


                         B E N E F I T  O P T I O N S

[ ] Traditional Death Benefit

[ ] Interest Accrual Death Benefit
[ ] Annual Reset Death Benefit

[ ] Interest Accrual Death & Income Benefit
[ ] Annual Reset Death & Income Benefit

[ ] Basic Benefit


                       INITIAL PURCHASE PAYMENT

$......................................................................

                  A L L O C A T I O N  O P T I O N S

Stable Value Fixed Income.............................................%
Money Market Division.................................................%
Domestic Fixed Income.................................................%
Strategic Fixed Income................................................%
High Income Division..................................................%
International Fixed Income Division...................................%
Tactical Asset Allocation Division....................................%
Balanced Division.....................................................%
Growth & Income Division..............................................%
Growth & Income Division B............................................%
Growth A Division.....................................................%
Growth B Division.....................................................%
Aggressive Growth A Division..........................................%
Aggressive Growth B Division..........................................%
International Equity A Division.......................................%
International Equity B Division.......................................%
Asia Pacific Division.................................................%
Financial Services Division...........................................%
Specialty Division....................................................%
Total..............................................................100%
ALLOCATIONS MUST BE WHOLE PERCENTAGES TOTALING 100%                ----


                              T Y P E  O F  P L A N
                                    CHECK ONE

   [ ] Non Qualified      [ ] IRA      [ ] SEP-IRA
       [ ] IRA Rollover       [ ] IRA Transfer

INITIAL PURCHASE PAYMENT IS FOR TAX YEAR...............................

IF LEFT BLANK, WILL BE THE YEAR OF ISSUE.

Asset of:
[ ] 401A   [ ] 401k   [ ] 403b  [ ] HR10  [ ] 457

                          A N N U I T Y  D A T E

The first day of: Month . . . . . . . . . Year . . . . . . . . . .

If left blank, will be the latest date allowed.
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                   R E P L A C E M E N T


Will the annuity applied for replace any existing life
or annuity coverage?     [ ] No  [ ] Yes

If yes:

Company Name....................................................................


Company address.................................................................


City. . . . . . . . . . . . . . . . . . .State. . . . . . . .Zip. . . . . . . .


Contract # . . . . . . . . . . . . . . . . . . . . . . .Issue Date. . . . . . .

Will this be a 1035 Exchange or transfer of qualified funds?

[ ] No     [ ] Yes, if yes, attach appropriate form.


                            A U T H O R I Z A T I O N

                           Telephone/Facsimile Service

I authorize the Company to accept certain instructions given by telephone or facsimile by me, or by person(s) authorized by me, provided that proper identification is furnished. I will automatically have this privilege unless I decline it in writing. The Company will employ reasonable procedures to confirm that instructions are genuine. If these procedures are not followed, the Company may be liable for any losses due to unauthorized or fraudulent instructions. These procedures will include obtaining information specific to this contract, recording any telephone conversation, and sending written confirmation of a transaction to the owner. The Company reserves the right to modify or discontinue the telephone/facsimile services at any time without notice.


                                  R E M A R K S

 ................................................................................



 ................................................................................


                               S I G N A T U R E S

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of my annuity contract issued by the Company. I understand that no one except an Executive Officer of the Company can make or change any contract issued by the Company. I have received a current prospectus for this contract and the Divisions of the PaineWebber Life Variable Annuity Account. I UNDERSTAND THAT CONTRACT VALUES, WITHDRAWAL VALUES AND ANNUITY PAYMENTS, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. RECEIPT OF A CURRENT VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED. (FLORIDA DISCLOSURE - ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.)

Signed at: City .......................State ...............Date ...............

Owner .................................Joint Owner..............................

(If a trust, trustee should sign)

          PAINEWEBBER LIFE INSURANCE COMPANY - ADMINISTRATIVE OFFICE -
                   601 SIXTH AVENUE - DES MOINES, IOWA 50309

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                           A G E N T   S T A T E M E N T

Agent: Do you have reason to believe the Contract applied for is to replace existing annuities or insurance owned by the Owner?

[ ] No    [ ] Yes   If yes, I have complied with all state replacement
requirements. Required replacement forms and information must be submitted to the Company.

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Signature ........................................ Agent Name (Print) .........................

PaineWebber Account #[ ][ ]-[ ][ ][ ][ ][ ]-[ ][ ] Agent's Telephone (    )....................

                                                   FL Agents:  License ID #....................
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